UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 30, 2011
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2011, John E. Burns submitted his resignation as a director of Sovran Self Storage, Inc. (the "Company").  Mr. Burns has informed the Company that his resignation is for personal reasons and does not arise from any disagreement on any matter related to the Company's operations, policies or practices, or the general direction of the Company.  The resignation is effective December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 3, 2012	SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer